Exhibit 10.8
                                  ------------
                        UNCONDITIONAL CONTINUING GUARANTY
                        ---------------------------------
                              (Security Agreement)
                               -------------------
Unconditional Continuing Guaranty (the "Guaranty") dated as of March 17, 1998,
                                                               --------------
by Dr. Howard Silverman (herein called the "Guarantor"), in favor of DVI
   --------------------
Financial Services Inc. (the "Secured party"). On a Joint and Several basis.

                                   WITNESSETH:
Recitals:
---------
      A.   Truevision Laser Center of Albuquerque, Inc. a New Mexico Corporation
           --------------------------------------------   ----------
      ("Debtor"), desires to enter into a Loan and Security Agreement dated as of March 17, 1998, Loan and Security Agreement Number 0001786 (the
         --------------
      "Security Agreement") pursuant to which it would finance certain collateral from the Secured Party. To induce Secured Party to enter into the Security Agreement, Guarantor has agreed to enter into the following guarantee.

      B. All terms used herein and not otherwise defined shall have the respective meanings set forth or referred to in the Agreement.

      Accordingly, the Guarantor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agrees as follows:

                                    SECTION 1
                                    GUARANTY
                                    --------
1.1   Obligations. The Guarantor hereby guarantees to the Secured Party that the
      -----------
      Debtor will pay when due, by acceleration or otherwise, all amounts from time to time payable by the Debtor under the Security Agreement and promptly and fully perform or comply with each of the Debtor's other agreements and obligations contained in the Security Agreement to be performed or complied with, all in accordance with the terms thereof including all of the obligations arising under each and every Loan and Collateral Schedule entered into in connection therewith, and together with all other obligations of Debtor to Secured Party arising under each and every other Security Agreement, loan and collateral schedule, equipment lease, equipment schedule, note, instruments, agreement, or otherwise between Debtor and Secured party (the obligations of the Debtor so guaranteed being herein called the "Guaranteed Obligations"), and agrees that if the Debtor for any reason whatsoever shall fail to pay or

                                    10.8 - 1
      perform when due, by acceleration or otherwise, any of the Guaranteed Obligations, the Guarantor will pay or cause to be performed the same forthwith. Guarantor's liability under this Guaranty for any defaulted Guaranteed Obligations shall not exceed the sum of $105,000.00; however, it is agreed that said $105,000.00 limitation shall not apply to interest costs and attorneys' fees No payments received by the Secured Party, from any source, shall reduce Guarantor's liability under this Guaranty until:
      (a) Secured Party has declared Debtor in default under the Agreement or
      (b) Guarantor has informed Secured Party in writing that Debtor is in default under the Agreement and that Guarantor is tendering payment under this Guaranty.

      1.2    Binding Effect. The Guarantor agrees that its obligations hereunder
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are absolute and unconditional, and shall be binding upon the Guarantor and its successors and assigns, and are irrevocable without regard to the genuineness, validity, legality or enforceability of the Security Agreement or the lack of power or authority of the Debtor to enter into the Security Agreement or any substitution, release or exchange of any other guaranty of or any security for any of the Guaranteed Obligations or any other circumstances (other than payment or performance) which might otherwise constitute a legal or equitable discharge of a surety or guarantor and shall not be subject to any right of set-off or counterclaim and are in no way conditioned upon any attempt to enforce performance or compliance by the Debtor or any other event or contingency.

      The Guarantor agrees that it shall not be necessary, as a condition to enforce this Guaranty, that suit be first instituted against Debtor or that any rights or remedies against Debtor be first exhausted. It being understood and agreed that the liability of the Guarantor hereunder shall be primary, direct, and in all respects unconditional.

The Guarantor agrees that, if at any time all or any part of any payment previously applied by the Secured Party to any of the Guaranteed Obligations must be returned by the Secured Party for any reason, whether by court order, administrative order, or settlement, the Guarantor remains liable for the full amount returned as if such amount had never been received by the Secured Party, notwithstanding any termination of this Guaranty or the cancellation of the Security Agreement or any other agreement evidencing the Guaranteed Obligations of the Debtor. Secured Party may, at Secured Party's election, foreclose on any security held by Secured Party be one or more judicial or non-judicial sales, whether or not every aspect f such sales are commercially reasonable or exercise any other right or remedy Secured Party may have against Debtor, or any security, without affecting or impairing in any way the liability of Guarantor. Guarantor waives any defense arising out of any such election by Secured Party, even though such election operates to impair or extinguish any right of reimbursement, subrogation or other right or remedy of Secured Party against Debtor or any security. In the absence of agreeing to the waivers contained in the subsection 1.2, Guarantor may have the right of subrogation or reimbursement against Debtor. For example, if Secured Party elects to foreclose, by non-judicial sale, any deeds of trust securing any indebtedness of Debtor to Secured Party, causing Guarantor to lose any such rights or create defenses to enforcement of this Guaranty, Guarantor gives up any such potential defenses by agreeing to these waivers.

                                    10.8 - 2

         The Guarantor hereby acknowledges that some or all of the Guaranteed Obligations of Debtor to Secured Party may be secured by personal property. Guarantor hereby expressly waives any defenses or benefits available to Guarantor as a result of the exercise by Secured Party of non-judicial or judicial remedies against any Debtor or any Debtor's personal property, including, without limitation, those arising under Sections 580d and 726 of the California Code of Civil Procedures and/or any similar law in any other jurisdiction, and further expressly waives any defenses or benefits arising out of Debtor or against such personal property.

         This Guaranty remains fully enforceable irrespective of any defenses which the Debtor may assert under the Security Agreement, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, and usury.

      1.3   Liability of Guarantor. Without limiting the generality of the
            -----------------------
foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantor hereunder:

      a. new agreements or obligations of Debtor with or to Secured Party; amendments, extensions, modification, renewals or waivers of default as to any existing or future agreements or obligations of Debtor or third parties 3with or to Secured party or extensions of credit by Secured Party to Debtor;

      b. adjustments, compromises or releases of any obligations to Debtor, Guarantor or other parties, or exchanges, releases of sales of any security of Debtor, Guarantor or other parties;

      c. fictitiousness, incorrectness, invalidity or unenforceability, for any reason, of any instrument or writing, or acts of commission or omission by Secured Party or Debtor;

      d. compositions, extensions, moratoria or other relief granted to Debtor pursuant to any statute presently in force or hereafter enacted;

      e. interruptions in the business relations between Secured Party and Debtor;

      f. any other guaranty of the Guaranteed Obligations or any security therefore may be released or exchanged in whole or in part or otherwise dealt with. The Guarantor hereby expressly waives acceptance, diligence, presentment, demand of payment, protest and all notices whatsoever (whether of acceptance, maturity, nonpayment, extension of time, acceptance of security, composition or agreement arrived at as to the amount or terms of the Guaranteed Obligations or otherwise) and any requirement to proceed against the Debtor or any security for, or any other guarantor of, any of the Guaranteed Obligations, or exercise any other right or remedy against the Debtor or any other person. The failure of any person to sign this or a similar guaranty shall not affect the liability hereunder of the Guarantor.


                                    10.8 - 3

      g. Guarantor hereby expressly waives (1) surrender, release, exchange, substitution, dealing with or taking any additional collateral, (2) abstaining from taking advantage of or realizing upon any security interest or other guaranty, and (3) any impairment of collateral including, but not limited to, failure to perfect a security interest in the collateral; or

      h. Without in any limiting the foregoing, the Guarantor hereby waives any other act or omission of the Secured Party (except acts or omissions in bad faith) which changes the scope of the Guarantor's risk.

      1.4   Subrogation Rights. Guarantor hereby waives any right of
            -------------------
subrogation, contribution, indemnity, reimbursement, recourse to assets of Debtor, and any other suretyship rights and claims, whether direct, indirect, liquidated or contingent, which Guarantor has or may have as against Debtor with respect to the Guaranteed Obligations. Guarantor agrees that in light of the immediately foregoing waivers, the execution of this Guaranty shall not be deemed to make Guarantor a "creditor" of Debtor, and that for purposes of Sections 547 and 550 of the Bankruptcy Code, Guarantor shall not be deemed a "creditor" of Debtor.

      1.5   Financial Information. The Guarantor will furnish the Secured Party
            ---------------------
during the term of the Security Agreement with its annual audited financial statements promptly after they become available and in any event within 120 days after the end of its fiscal year and with such other financial information and reports, including reports filed with Federal or state regulatory agencies, as the Secured Party may reasonably request.

      The Guarantor warrants to the Secured Party that the Guarantor has adequate means to obtain from the Debtor on a continuing basis information concerning the financial condition of the Debtor and that the Guarantor is not relying on the Secured Party to provide such information either now or in the future.

                                    SECTION 2
                       LIQUIDATION AND CHANGE IN STRUCTURE
                       -----------------------------------
      2.1   Liquidation and Reorganization. Unless the Guarantor is an
            -------------------------------
individual, the Guarantor shall not, during the Security Agreement Term, unless the Secured Party shall otherwise consent in writing, wind up, dissolve or otherwise terminate its corporate existence, or consolidate with or merge with or into, or sell, lease or otherwise transfer all or substantially all of its assets to, any entity unless:

      a. the entity formed by a consolidation or with or into which the Guarantor is merged or the entity that acquires all or substantially all of the assets of the Guarantor, as the case may be, shall be a corporation organized and existing under the laws of the United States of America or any state thereof; and


                                    10.8 - 4

      b. such entity shall expressly assume the obligations of the Guarantor under this Guaranty in a written instrument duly authorized, executed and delivered to the Secured Party; and

      c. such entity shall have, immediately after the consolidation, merger, transfer or lease, a net worth not less than the new worth of the Guarantor, and a debt to net worth ration not greater than that of the Guarantor, in each case in accordance with generally accepted accounting principles and measured with respect to the Guarantor immediately before the consolidation merger, transfer or lease; and

      d. immediately after the consolidation, merger, transfer or lease, no Default or Event of Default shall have occurred and be continuing; and

      e.   the Guarantor shall notify the Secured Party in writing at least ten
           (10) calendar days before the consolidation, merger, transfer or lease.

      2.2  Change in Structure.  This Guaranty shall be effective regardless of
           --------------------
 the subsequent reorganization, merger or consolidation of the Debtor or any other change in its composition, nature, personnel or location.

                                   SECTION 3
                                 MISCELLANEOUS
                                 -------------
      3.1  No Waiver. No failure on the part of the Secured Party to exercise,
           ---------
no delay in exercising, and no course of dealing with respect to, any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy. This Guaranty may not be amended or modified except by written agreement of the Guarantor and the Secured Party.

      3.2  Entire Agreement. This writing is intended by the parties as a final
           -----------------
expression of this Guaraanty and is also intended as a complete and exclusive statement of the terms of the Guaranty. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms. Nor are there any conditions to the full effectiveness of this Guaranty.

      3.3  Notices.  All notices required under the terms and provisions hereof
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shall be in writing or be tested or otherwise authenticated telex, telegram or cable and shall be deemed to have been duly given or made when deposited in the United States mail, with proper postage for first-class mail prepaid, transmitted by telex or delivered to the telegraph office (a) if to the Guarantor, addressed to 445 G Street, San Diego, CA 92101 Attention: Dr.
                        ---------------------------------            ---
Silverman (b) if to the Secured Party, addressed to DVI Financial Services Inc. --------- 500 Hyde Park, Doylestown, Pennsylvania 18901.

                                    10.8 - 5

      3.4  GOVERNING LAW.  THIS GUARANTY WILL BE GOVERNED BY AND CONSTRUED IN
           --------------
ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES. GUARANTOR HEREBY WAIVES THE RIGHT TO TRIAL BY JURY OF ANY MATTERS ARISING OUT OT THE GUARANTEED OBLIGATIONS OR THE CONDUCT OF THE RELATIONSHIP BETWEEN SECURED PARTY AND THE GUARANTOR OR SECURED PARTY AND THE DEBTOR.

      3.5  Submission to Jurisdiction. (a) Guarantor hereby irrevocably submits
           ---------------------------
in the Eastern District of Pennsylvania or any Commonwealth of Pennsylvania court, over any action or proceeding arising out of or relating to this Guaranty. Guarantor hereby agrees that service of copies of summons and complaints and any other process which may be served in any action or proceeding arising hereunder may be made by mailing or delivering a copy of such process by Registered or Certified mail, postage prepaid, to Guarantor at its address set forth at the beginning of this agreement. (b) Nothing in the Paragraph 3.5 shall affect the right of Secured Party to serve legal process in any other manner permitted by law or affect the right of Secured Party to bring any action or proceeding against Guarantor or any of its properties in the courts of other jurisdictions to the extent permitted by law.
      3.6  Severability.  If any term of this Guaranty and any other application
           -------------
thereof shall be invalid or unenforceable, the remainder of the Guaranty and any other application of such terms shall not be affected thereby.
      3.7  Successor and Assigns.  Guarantor shall not assign this Guaranty
           ----------------------
without the prior written consent of Secured Party. This Guaranty shall be binding upon the successors and assigns of the Guarantor. Secured Party may, without notice to Guarantor, assign this Guaranty in whole or in part. As used herein, the term "Secured Party" includes the Secured Part and any successor or assignee of the Secured Party.

      3.8  Attorney's Fees.  Guarantor shall pay to Secured Party, on demand,
           ----------------
all costs and expenses incurred by Secured Party in connection with the enforcement of this Guaranty including, without limitation, attorney's fees.

      IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed and delivered as to the date first set forth herein.

ATTEST/WITNESS                 "GUARANTOR"

-------------------------      Howard Silverman, M.D. /s/Howard P. Silverman

-------------------------      By: /s/ Signature of Guarantor
(Print Name)                      ---------------------------
                               (Signature of Guarantor)

State of New York         )
County of Kings/New York  )ss.

On April 7, 1998, before me, the undersigned, a notary public
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                                    10.8 - 6
in and for said State, personally appeared Howard Silverman,
                                           ----------------
known to me (or proved to me on the basis of satisfactory evidence) to be person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal             DANNY CHIN
Signature/s/ Danny Chin (SEAL)      Notary Public, State of New York
         ---------------                    No. 4988776
         NOTARY PUBLIC                 Qualified in Kings County
                                   Commission Expires November 18, 1999
DVI:5010-1 (9/88)(7/91)(01/93)(08/94)(5/96)

                              PAY PROCEEDS LETTER
                              -------------------
                  Truevision Laser Center of Albuquerque, Inc.
                                  445 G Street
                              San Diego, CA 92101
DVI Financial Services Inc.
500 Hyde Park
Doylestown, PA 18901

Gentlemen:

In accordance with the terms and provisions of a Loan and Security Agreement and Loan and Collateral Schedule No. 001 ("Schedule") dated March 17, 1998, between
                                 ---                    --------------
DVI Financial Services Inc. ("DVI") as Secured Party and the undersigned as Debtor, covering the following equipment:

                               VISX EXCIMER LASER

, TOGETHER WITH ALL PARTS, ACCESSORIES, ATTACHEMENTS, ACCESSIONS, ADDITIONS, REPLACEMENTS, AND SUBSTITUTIONS THERETO AND THEREFOR, the undersigned hereby authorizes DVI to disburse the proceeds of $350,000.00 of said Schedule in the
                                           -----------
following manner:

1.       330,000.00        to TVLC Finance, Inc.
          20,000.00           VISX, Inc.

Please indicate your agreement with the foregoing by signing in the space provided below.

Very truly yours,

Truevision Laser Center of Albuquerque, Inc.
--------------------------------------------
   (Debtor)

                                    10.8 - 7

BY: /s/ President
   --------------------
TITLE: President
      -----------------

AGREED AND ACCEPTED BY:
DVI Financial Services Inc.

BY: /s/ Joseph Malott
   --------------------
TITLE: Joseph F. Malott
     ------------------
         Director
      Credit/Documentation

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